                                    LOAN AGREEMENT



    This LOAN AGREEMENT ("AGREEMENT") is made and entered into as of this 11th day of June, 1997, by and between Value Partners, Ltd., a Texas Limited Partnership ("LENDER") and TransWorld Gaming Corp., a Nevada Corporation (the "BORROWER").

                                   R E C I T A L S

    Borrower has requested that Lender loan to Borrower and Lender is willing to loan to Borrower the sum of $350,000.00 upon the terms and subject to conditions hereinafter set forth. To evidence this loan, Borrower shall execute that certain Senior Promissory Note (the "Note") attached hereto as Exhibit A and by the reference incorporated herein (this Agreement and the Note shall be referred to collectively as the "Loan Documents").

                                      AGREEMENT:

    NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Lender and Borrower agree:

    1.   REFERENCES IN LOAN DOCUMENTS.   All references in the Loan Documents
to the Note shall henceforth include references to the Note, as such Note may, from time to time, be amended, modified, extended, renewed, decreased, and/or increased.

    2.    EXECUTION OF DOCUMENTS.   Subject to the terms and conditions set
forth herein, Borrower will execute in favor of Lender the Note in the form attached hereto as Exhibit "A".


    3.   CONFIRMATION OF RIGHTS.   Lender shall have the right to exercise all
rights and remedies of Lender under the Loan Documents and under applicable law upon the occurrence of any default or event of default under any of the Loan Documents and under any and all amendments or modifications to any of the Loan Documents or to the terms thereof.

    4.   REPRESENTATIONS AND WARRANTIES OF BORROWER.   Borrower represents and
warrants to the Lender as follows:

         (a)  ORGANIZATION, STANDING, ETC.   Borrower is a corporation duly
organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to own its assets and carry on its business as presently conducted. Borrower has all requisite corporate power and authority to (i) execute, deliver and perform its obligations under the Loan Documents, and (ii) execute, deliver and perform its obligations


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                                LOAN AGREEMENT, PAGE 1
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under all other agreements and instruments executed and delivered by it pursuant to or in connection with the Loan Documents.

         (b)  AUTHORIZATION AND EXECUTION.   The execution, delivery and
performance by Borrower of the Loan Documents have been duly and validly authorized and Borrower has the corporate power and authority to execute, deliver and perform this Agreement and execute the Loan Documents. The Loan Documents have been duly executed and delivered by Borrower and constitute a valid and binding agreement of Borrower.

         (c)  CONTRAVENTION.   The execution, delivery and performance of this
Agreement and the consummation of the transactions contemplated hereby do not contravene or constitute a default under or violate (i) any provision of applicable law or regulation the violation of which would have a material adverse effect on Borrower or on the Loan Documents, (ii) the Articles of Incorporation or Bylaws of Borrower, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon Borrower or any of its assets or properties, the violation of which would have a material adverse effect on Borrower or result in the creation or imposition of any lien on any asset of Borrower or on the Loan Documents.

         (d)  LITIGATION, PROCEEDINGS, DEFAULTS.   Other than a lawsuit
commenced by the Borrower against the State of Louisiana, Docket No. 434,700-D, pending in East Baton Rouge Parrish and the proceeding by the NASDAQ Stock Market to delist the Common Stock and warrants of the Borrower, there is no action, suit, investigation or proceeding pending against, or to the knowledge of the Borrower threatened against or affecting, Borrower or its assets before or by any court or arbitrator or any governmental body, agency, department, instrumentality or official. Borrower is not in violation of its Articles of Incorporation or Bylaws, and Borrower is not in violation of, or in default under any provision of any applicable law or regulation or of any agreement, judgment, injunction, order, decree or other instrument binding upon Borrower which violation or default (i) would effect the validity of this Agreement, the Note, or any other document or agreement executed or to be executed by Borrower pursuant hereto or in connection herewith, or (ii) would impair the ability of Borrower to perform in any material respect the obligations which it has under the Loan Documents, or any such other document or agreement.

         (e)  GOVERNMENTAL REGULATION.   Except as required pursuant to the
Securities Act of 1933 as Amended (the "Act"), the Securities and Exchange Act of 1934, as amended, and State securities laws, Borrower is not subject to any Federal or State law or regulation limiting its ability to execute or issue the Loan Documents.

         (f)  OWNERSHIP OF PROPERTY.   Borrower has good record title in fee
simple to, or valid and subsisting leasehold interests in, all its real property, and good title to all its other


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                                LOAN AGREEMENT, PAGE 2
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property, in each case which is necessary or useful in the conduct of its business. Each lease agreement under which Borrower holds an interest in leased property is in full force and effect.

         (g)  DOCUMENTATION; NO MATERIAL MISSTATEMENTS.   All of the necessary
documents related to the consummation of this transaction requested by Lender have been provided by Borrower to the Lender and are true, correct and complete in all material respects, and no written representation, warranty or statement made by the Borrower in or pursuant to this Agreement contains or will contain, when made, any untrue statement of a material fact or omits or will omit to state any material fact necessary to make such representation, warranty or statement not misleading to a prospective purchaser of securities from Borrower, who is seeking full information with respect to Borrower.

    5. REPRESENTATIONS AND WARRANTIES OF LENDER. The Lender represents and warrants to Borrower as follows:

         (a) AUTHORIZATION AND EXECUTION. The Lender has full legal right, power, and authority (including the due authorization by all necessary partnership action) to enter into this Agreement and to perform the Lender's obligations hereunder without the need for the consent of any other person; and this Agreement has been duly authorized, executed and delivered and constitutes the legal, valid and binding obligation of the Lender enforceable against the Lender in accordance with the terms hereof.

         (b) FINANCIAL RISK. The Lender is in a financial position to hold the Note until maturity and is able to bear the economic risk and withstand a complete loss of investment in the Note.

         (c) KNOWLEDGE AND EXPERIENCE. The Lender has such knowledge and experience in financial and business matters that the Lender is capable of evaluating the merits and risks of the investment in the Note and has the net worth to undertake such risks.

         (d) ADVICE. The Lender has obtained, to the extent the Lender has deemed necessary, the Lender's own professional advice with respect to the risks inherent in the investment in the Note , and the suitability of the investment in the Note in light of the Lender's financial condition and investment needs.

         (e) SUITABLE INVESTMENT. The Lender believes that the investment in the Note is suitable for the Lender based upon the Lender's investment objectives and financial needs, and the Lender has adequate means for providing for the Lender's current financial needs and has no need for liquidity of investment with respect to the Note.

         (f)  RISK FACTORS.  The Lender realizes that (i) the purchase of the
Note is a long term investment; (ii) the Lender must bear the economic risk of investment until the Note


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                                LOAN AGREEMENT, PAGE 3
matures and because the Note has not been registered under the Act, the Note cannot be sold unless it is subsequently registered under the Act or an exemption from such registration is available; and (iii) there is presently no public market for the Note and the Lender may not be able to liquidate the Lender's investment in the event of an emergency or pledge the Note as collateral security for loans.

         (g) OWN ACCOUNT. The Lender acknowledges that the Note is being purchased for the Lender's own account and for investment and without the intention of reselling or redistributing the same, and that the Lender made no agreement with others regarding any of such Note.

         (h) NO AGREEMENTS. The Lender has no agreements (written or oral), arrangements, understandings or commitments with any other investor subscribing for Note in this private placement of same.

         (i) ACCREDITED INVESTOR. The Lender is an "accredited investor" as defined under Regulation D under the Act .

         (j) ENTITY REPRESENTATIONS. The Lender was not organized for the specific purpose of acquiring the Note and has total assets in excess of $5,000,000.

    6.   SECURITIES LAWS RESTRICTIONS.   The Lender acknowledges the Note will
not be sold or assigned unless the Lender shall have obtained (i) an opinion of counsel satisfactory to the Borrower that such proposed disposition or transfer lawfully may be made without the registration of such Note pursuant to the Act and applicable state securities laws, or (ii) such registration.

    7.   LEGEND ON NOTE.   The Lender acknowledges that the Note will  bear a
legend conspicuously endorsed reading substantially as follows:


         THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE. THIS NOTE THEREFORE MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OR OTHERWISE DISTRIBUTED FOR VALUE IN THE ABSENCE OF (i) AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE MAKER THAT SUCH SALE, TRANSFER, ASSIGNMENT, PLEDGE OR OTHER DISTRIBUTION IS EXEMPT FROM (OR NOT OTHERWISE SUBJECT TO) THE REGISTRATION (OR QUALIFICATION) AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT OR LAWS, OR (ii) SUCH REGISTRATION OR QUALIFICATION.


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                                LOAN AGREEMENT, PAGE 4

    8.   WAIVER OF CLAIMS.   Borrower warrants and represents to Lender that as
of the date hereof the Note is subject to no credits, charges, claims, or rights of offset or deduction of any kind or character whatsoever; and the Borrower releases and discharges Lender from any and all claims and causes of action, whether known or unknown and whether now existing or hereafter arising, including, without limitation, any usury claims, that have at any time been owned, or that are hereafter owned by Borrower and that arise out of or are related to the execution, delivery and performance of the Loan Documents.


    9.   SPECIAL NOTICES TO BORROWERS AND ALL OTHER OBLIGORS.   THIS LOAN IS
PAYABLE IN FULL NO LATER THAN JUNE 11, 1998. AT MATURITY, YOU MUST PAY THE ENTIRE UNPAID PRINCIPAL BALANCE OF THE LOAN AND ACCRUED UNPAID INTEREST THEN DUE. THE LENDER IS UNDER NO OBLIGATION TO REFINANCE THE LOAN AT THAT TIME. YOU WILL THEREFORE BE REQUIRED TO MAKE PAYMENT OUT OF OTHER ASSETS YOU MAY OWN, OR YOU WILL HAVE TO FIND A LENDER WILLING TO LEND THE MONEY AT PREVAILING MARKET RATES, WHICH MAY BE CONSIDERABLY HIGHER THAN THE INTEREST RATE ON THIS LOAN. IF YOU REFINANCE THIS LOAN AT MATURITY, YOU MAY HAVE TO PAY SOME OR ALL OF THE CLOSING COSTS NORMALLY ASSOCIATED WITH A NEW LOAN EVEN IF YOU OBTAIN REFINANCING FROM THE SAME LENDER.

    10.  COSTS AND EXPENSES.   Borrower agrees to pay all costs and expenses
incurred by Lender in connection with the execution and consummation of this Agreement, including, without limitation, the reasonable fees and expenses of Lender's counsel

    11.  CONTINUED EFFECT.   Except to the extent amended hereby or in
connection herewith, all terms, provisions, and conditions of the Loan Documents shall remain enforceable and binding in accordance with their respective terms.

    12.  GOVERNING LAW.   The terms and provisions hereof shall be governed by
and construed in accordance with the laws of the State of  Texas.

    13.  BINDING EFFECT.   This Agreement shall be binding upon and inure to
the benefit of the respective successors and assigns of the parties hereto, and each of the parties hereto hereby represents, warrants, and covenants to the other that the persons executing this Agreement on behalf of such party have full authority, power, and authorization to execute such document and to bind its principal.

    14.  ENTIRE AGREEMENT.   This Agreement supersedes all prior oral and
written agreements and understandings of the parties hereto with respect to the subject matter hereof.


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                                LOAN AGREEMENT, PAGE 5

    15.  HEADINGS.   The headings of the sections and subsections hereof are
inserted as a matter of convenience and for reference only and in no way define, limit or describe the scope of this Agreement or the meaning of any provision hereof.

    16.  WAIVERS.   The failure of any party to act to enforce rights hereunder shall not be deemed a waiver and shall not preclude enforcement of any rights hereunder. No waiver of any term or provision of this Agreement on the part of a party shall be effective for any purpose whatsoever unless such waiver is in writing and signed by such party.

    17.  INVALID PROVISIONS.   If any provision of this Agreement is held to be
illegal, invalid or unenforceable under present or future laws effective during the terms hereof, such provision shall be fully severable. This Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom. Furthermore, in lieu of such illegal, invalid or unenforceable provision there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

    18.  NOTICES.   Any request, demand, authorization, direction, notice,
consent, waiver, instruction, document or other communication provided or permitted by this Agreement to be made upon, given or furnished to, or filed shall be sufficient for every purpose hereunder if in writing and mailed, registered or certified mail, postage prepaid or delivered by facsimile or telecopier (if confirmed), as follows:

                   If to Borrower, to:

                   Trans World Gaming Corp.
                   One Penn Plaza, Suite 1503
                   New York, NY 10019
                   Attn: Dominick Valenzano

                   With copies to:

                   Elias, Matz, Tiernan & Herrick L.L.P.
                   12th Floor
                   734 15th Street, N.W.
                   Washington, D.C. 20005
                   Attn: Jeffrey Koeppel

                   If to Lender, to:


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                                LOAN AGREEMENT, PAGE 6

                   Value Partners, Ltd.
                   2200 Ross Avenue
                   Suite 4660 West
                   Dallas, Texas 75201
                   Attn: Timothy G. Ewing

                   With copies to:

                   Bergman, Yonks, Stein & Bird L.L.P.
                   4514 Travis Street
                   Travis Walk, Suite 300
                   Dallas, Texas 75205
                   Attn: Jack R. Bird, Esquire

    19.  ATTORNEY'S FEES.   In the event attorneys' fees or other costs are
incurred to secure performance of any of the obligations herein provided for, or to establish damages for the breach thereof, or to obtain any other appropriate relief, whether by way of prosecution or defense, the prevailing party shall be entitled to recover reasonable attorneys' fees and costs incurred therein.

    20.  FURTHER ASSURANCES.   Each party hereto agrees to execute any and all
documents, and to perform such other acts, whether before or after closing, that may be reasonably necessary or expedient to further the purposes of this Agreement or to further assure the benefits intended to be conferred hereby.

    21. NOTICE OF INVALIDITY OF ORAL AGREEMENTS. THIS WRITTEN AGREEMENT, THE LOAN DOCUMENTS, AND ALL EXHIBITS HERETO REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

    22.  USURY.   All agreements between Borrower and Lender, whether now
existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of demand or acceleration of the Final Maturity Date, as that term is defined in the Note, or otherwise, shall the interest contracted for, charged, received, paid or agreed to be paid to Lender exceed the maximum amount permissible under the laws of the State of Texas (hereinafter the "Applicable Law"). If, from any circumstance whatsoever, interest would otherwise be payable to Lender in excess of the maximum amount permissible under the Applicable Law, the interest payable to Lender shall be reduced to the maximum amount permissible under the Applicable Law, and if from any circumstance Lender shall ever receive anything of value deemed interest by the Applicable Law in excess of the maximum amount permissible under the Applicable Law, an amount equal to the excessive interest shall


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                                LOAN AGREEMENT, PAGE 7
be applied to the reduction of the principal hereof and not to the payment of interest, or if such excessive amount of interest exceeds the unpaid balance of principal hereof, such excess shall be refunded to Borrower. All interest paid or agreed to be paid to Lender shall, to the extent permitted by the Applicable Law, be amortized, prorated, allocated and spread throughout the full period (including any renewal or extension) until payment in full of the principal so that the interest hereon for such full period shall not exceed the maximum amount permissible under the Applicable Law. Lender expressly disavows any intent to contract for, charge or receive interest in an amount which exceeds the maximum amount permissible under the Applicable Law. This paragraph shall control all agreements between Borrower and Lender.

    23.  COUNTERPARTS.   This Agreement may be executed in separate or multiple
counterparts by the parties, and all of such counterparts shall be considered as one and the same instrument notwithstanding the fact that various counterparts are signed by only one or more of the parties, and all of such Agreements shall be deemed but one and the same Agreement.

    EXECUTED as of the date first above written.

                             LENDER:

                             VALUE PARTNERS, LTD.

                             By: Fisher Ewing Partners,
                             a Texas general partnership

                             General Partner


                              By:
                                 -----------------------------------------
                                  Timothy G. Ewing
                             Its: General Partner


                             BORROWER:

                             TRANS WORLD GAMING CORP.,
                             A NEVADA CORPORATION

                             By:
                                 -----------------------------------------
                             Its:
                                  ----------------------------------------


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                                LOAN AGREEMENT, PAGE 8